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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) December 8, 1999


                           CANARGO ENERGY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     0-9147                    91-0881481
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)



   1580, 727 - 7th Avenue SW, Calgary, Alberta                      T2P 0Z5
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    (Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code     403-777-1185



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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

                  Between December 9, 1999 and December 10, 1999, the Registrant sold 3,300,000 shares of the Registrant's Common Stock at NOK 6.90 per share based on the closing price of the Registrant's stock on the Oslo Stock Exchange on December 8, 1999. Orkla Finans and Sundal Collier & Co. acted as placement agents for this transaction and received a success fee of 6.0% of the gross proceeds of NOK 22,770,000.

                  In accordance with Rule 901 promulgated under the Securities Act of 1933, as amended (the "Act"), the offer and sale of the Common Shares were not included within the terms "offer, "offer to sell", "sell", "sale" and "offer to buy" as used in Section 5 of the Act. Each purchaser of the Common Shares has represented and warranted to and agreed with the Registrant, among other things, that that (a) the Shares have not been and will not be registered under the Securities Act, and may not be offered or sold in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S), unless such Shares are registered under the US Securities Act and any applicable state securities or blue sky laws or such offer or sale is made pursuant to exemptions from the registration requirements of such laws, (b) the Shares are being offered and sold pursuant to the terms of Regulation S under the Securities Act of 1933 as amended (the "Securities Act"), which permits securities to be sold to non-"U.S. persons" in "offshore transactions" (as defined in Regulation S), subject to certain terms and conditions, (c) the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of the Purchaser set forth herein in order to determine the availability of the exemptions from registration under the Securities Act relied upon by the Company and the suitability of the Purchaser to acquire the Shares; (d) the Shares have been offered and sold to the Purchaser in an "offshore transaction" and Purchaser has not engaged in any "directed selling efforts", as each such term is defined in Regulation S, and (e) in the view of the Commission, the statutory basis for the exemption from registration claimed for this Offering would not be present if the Offering of the Shares, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act and, accordingly, the Purchaser is making the representations and warranties in this schedule to evidence its compliance with the applicable requirements of the Securities Act and that its participation in such Offering is not a part of any such plan or scheme.

                  The share certificate representing the Common Shares had endorsed thereon a legend stating that the shares sold had not been registered under the Act and that the Common Shares could not be disposed, transferred, pledged or otherwise disposed to or on behalf of a U.S. person unless registered under the Act or an exemption from such registration was available.


                  (c)      Exhibits

                           99(1) Agreement on Financial Advisory Services dated December 8,


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                                    1999.
                           99(2)    Form of Subscription Agreement


                                   SIGNATURES


         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   CANARGO ENERGY CORPORATION


Date:      December 23, 1999                       By:      /s/Maria Rees
                                                      --------------------------
                                                   Maria Rees
                                                   Corporate Secretary






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                                  EXHIBIT INDEX


                                                                      FILED WITH
EXHIBIT                                                                  THIS
NUMBER                                      EXHIBIT                     REPORT
-------                                     -------                   ---------
 99(1)          Agreement on Financial Advisory Services dated
                December 8, 1999.                                          X
 99(2)          Form of Subscription Agreement                             X